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                                                           Exhibit 1.1 to Common
                                                           Stock Registration
                                                           Statement.



                                  METLIFE, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)
                               ------------------

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)
                                                                       [ ], 2000


Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Banc of America Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Conning & Company
Fox-Pitt, Kelton Inc.
J.P. Morgan Securities Inc.
Santander Investment Securities Inc.
Utendahl Capital Partners, L.P.
Warburg Dillon Read LLC

c/o Credit Suisse First Boston Corporation
    Goldman, Sachs & Co.

As representatives of the several Underwriters named in Schedule I hereto
    (the "Representatives")
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Ladies and Gentlemen:

                  MetLife, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 152,150,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 22,822,500 additional shares (the "Optional Shares") of common stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

                  Concurrently with the initial public offering of the Shares, the Company and MetLife Capital Trust I, a Delaware statutory business trust sponsored by the Company, are offering 20,000,000 |X| % Equity Security Units (the "Firm Units") and, at the election of the underwriters of such offering, up to 3,000,000 additional Equity Security Units (the "Optional Units" and, together with the Firm Units, the "Units") by means of a separate prospectus and pursuant to a separate underwriting agreement (the "Units Underwriting Agreement").

                  In addition, affiliates of Banco Santander Central Hispano, S.A. and Credit Suisse Group, respectively, have agreed, pursuant to the Stock Purchase Agreements, dated March [ ], 2000, among the Company, MetLife (as defined below) and [ ] and [ ], respectively, that they will purchase [ ] and [ ] shares of the Stock, respectively (the "Private Placement Shares"), in private placements (the "Private Placements") that will close concurrently with the initial public offering and the offering of the Units.

                  The Shares, the Private Placement Shares and the Units are being issued in connection with the reorganization (the "Demutualization") of Metropolitan Life Insurance Company, a New York mutual life insurance company ("MetLife"), into a New York stock life insurance company pursuant to MetLife's Plan of Reorganization, as adopted by the Board of Directors of MetLife on September 28, 1999, and subsequently amended and restated (as so amended and restated, the "Plan"), in accordance with the requirements of Section 7312 of the New York Insurance Law ("Section 7312"). Upon effectiveness of the Plan, MetLife will become a direct, wholly-owned subsidiary of the Company. Pursuant to the Plan, the Policyholders' Membership Interests (as defined in the Plan) shall be extinguished and Eligible Policyholders (as defined in the Plan) shall be entitled to receive, in exchange for their Policyholders' Membership Interests, shares of MetLife common stock (the "MetLife Shares"), to be held through the MetLife Policyholder Trust (the "Policyholder Trust"), cash or Policy Credits (as defined in the Plan). The Trust Eligible Policyholders (as defined in the Plan) shall be issued an aggregate number of interests in the Policyholder Trust ("Trust Interests") equal to the number of MetLife Shares issued to the Policyholder Trust and shall thereby become Trust Beneficiaries (as defined in the Plan). The Policyholder Trust shall then exchange the MetLife Shares for an equal number of shares of Stock (the "Company Shares"). MetLife shall surrender to the Company, and the Company shall cancel, all of the remaining Company Shares previously issued by the Company to MetLife. The MetLife Shares and the Company Shares


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are collectively termed the "Policyholder Shares", and the Policyholder Shares,
the Shares and Private Placement Shares are collectively termed the "Transaction Shares".

                  Concurrently with the initial public offering, the offering of the Units and the Private Placements, MetLife will issue to the Company a $1 billion |X| % Capital Note due 2005 (the "Capital Note").

                  It is understood and agreed to by all parties that the Company and MetLife are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of 30,877,500 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Credit Suisse First Boston (Europe) Limited and Goldman Sachs International are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the closing under this Agreement is hereby conditioned on the closings under the International Underwriting Agreement and the Units Underwriting Agreement and the closings of the Private Placements. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 4, 5, 11 and 13 hereof, and except as the context may otherwise require, references hereinafter to the Shares shall include all shares of the Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         1. The Company and MetLife, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-91517) and amendments thereto filed on or before the date hereof (collectively, the "Initial Registration Statement") in respect of the Shares have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the


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Commission; and no stop order suspending the effectiveness of the Initial
Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's and MetLife's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Credit Suisse First Boston Corporation and Goldman, Sachs & Co. (the "Global Coordinators") expressly for use therein;

                  (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Global Coordinators expressly for use therein;

                  (d) Neither the Company nor MetLife nor any of their respective subsidiaries listed on Exhibit A hereto (the "Significant Subsidiaries" and, individually, a "Significant Subsidiary") has sustained since the date of the latest audited financial statements


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included in the Prospectus any loss or interference material to the business of the Company, MetLife and the Significant Subsidiaries considered as a whole, other than as described in or contemplated by the Prospectus, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any (i) material addition, or development involving a prospective material addition, to MetLife's liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of MetLife or material change in the capital stock or other ownership interest of the Company, MetLife or any Significant Subsidiary or any material increase in the long-term debt of the Company or of MetLife and its subsidiaries, considered as a whole; or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Company, MetLife and their respective subsidiaries considered as a whole, otherwise than as described or contemplated in the Prospectus;

                  (e) Each of the Company, MetLife and each Significant Subsidiary has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as would not have a material adverse effect on the business, financial position, equity, reserves, surplus or results of operations of the Company, MetLife and their respective subsidiaries, considered as a whole ("Material Adverse Effect"), and do not materially interfere with the use made and proposed to be made of such property by the Company, MetLife or any Significant Subsidiary, and any material real property and material buildings held under lease by the Company, MetLife or any of their respective subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and currently proposed to be made of such property and buildings by the Company, MetLife or any Significant Subsidiary;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; MetLife has been and, until immediately prior to the Effective Time (as defined in the Plan), will continue to be duly incorporated and validly existing as a mutual life insurance company in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; at the Effective Time and at each Time of Delivery (as defined in Section 5), MetLife will be duly incorporated and validly existing as a stock life insurance company in good standing under the laws of the State of New York and will be a subsidiary of the Company; each of the Company and MetLife has been duly qualified as a foreign corporation


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for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; there are no subsidiaries of the Company and MetLife that are material to the Company and MetLife considered as a whole which are not listed on Exhibit A hereto; and each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified to do business as a foreign corporation or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

                  (g) The Company has an authorized capitalization as set forth and described in the Prospectus; on the Plan Effective Date (as defined in the Plan), MetLife will have an authorized capitalization of 1,000,000,000 shares of common stock, par value $.01; and all of the issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company or MetLife, as applicable, free and clear of all liens, encumbrances, equities or claims;

                  (h) The Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement, the Private Placement Shares and the Policyholder Shares have been duly and validly authorized; when the Shares are issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, when the Private Placement Shares are issued and delivered against payment in the Private Placements, as provided in the Stock Purchase Agreements relating thereto, and when the Policyholder Shares are issued pursuant to the Plan, the Transaction Shares will be duly and validly authorized and issued and fully paid and nonassessable, and will conform to the description of the Stock contained in the Prospectus; the issuance of the Transaction Shares is not subject to any preemptive or other similar rights; and there are no rights of any person, corporation or other entity to require registration of any shares of the Stock or any other securities of the Company in connection with the Demutualization or the filing of the Registration Statement; and the Transaction Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance, and at each Time of Delivery, the Transaction Shares issued at or prior to such Time of Delivery will be listed thereon;



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                  (i) The Policyholder Trust has been duly created and is
validly existing under the laws of Delaware with the power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by the Plan, the MetLife Policyholder Trust Agreement by and among MetLife, the Company and Wilmington Trust Company and ChaseMellon Shareholder Services, L.L.C., dated as of November 3, 1999 (the "Trust Agreement"), and as described in the Prospectus; the Policyholder Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Plan and the Trust Agreement and as described in the Prospectus; and, to the knowledge of the Company and MetLife, after due inquiry of the trustee of the Policyholder Trust, there are no legal or governmental proceedings pending to which the Policyholder Trust is a party and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (j) Neither the Policyholder Shares nor the Trust Interests issued pursuant to the Plan nor the Private Placement Shares require registration under the Act;

                  (k) Each of MetLife and each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (an "Insurance Subsidiary") is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus, each of MetLife and each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company and MetLife, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company and MetLife, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

                  (l) In connection with the Demutualization, the Company has made all required filings under applicable insurance holding company statutes, and has received Approvals of acquisition of control or affiliate transactions in each jurisdiction in which such filings or Approvals are required, except where the failure to have made such filings or receive such Approvals in any such jurisdiction would not have, individually or in the aggregate with other such failures, a Material Adverse Effect; each of the Company, MetLife and each Significant Subsidiary has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory


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authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company and MetLife, each of the Company and MetLife and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Approvals and Filings are in full force and effect and neither the Company nor MetLife nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife or any Significant Subsidiary, except as described in the Prospectus or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

                  (m) Each of MetLife and each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

                  (n) Each Significant Subsidiary of MetLife which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, a "Broker-Dealer Subsidiary" and "Investment Advisor Subsidiary") is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such Subsidiary, and has filed all notices, reports, documents or other information


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required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

                  (o) The issuance and sale of the Shares by the Company to the Underwriters hereunder and under the International Underwriting Agreement, the issuance and sale of the Private Placement Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of Trust Interests pursuant to the Plan, the compliance by the Company and MetLife with all of the provisions of this Agreement, the International Underwriting Agreement and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, MetLife or any of their respective subsidiaries is a party or by which the Company, MetLife or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, MetLife or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization or the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws or similar organizational documents of the Company, MetLife or any Significant Subsidiary or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, MetLife or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Certificate of Incorporation or By-Laws or similar organizational documents of the Company, MetLife or a Significant Subsidiary), individually or in the aggregate, would be either to affect the validity of the Transaction Shares or the Trust Interests, their respective issuance or to affect adversely the consummation of the transactions contemplated hereby, by the International Underwriting Agreement or by the Plan or the creation and operation of the Policyholder Trust pursuant to the Plan, or to have a Material Adverse Effect;

                  (p) All Filings and Approvals of or with any court, insurance regulatory agency or governmental agency or body of the United States or any state thereof required in connection with the issuance and sale by the Company of the Shares to the Underwriters hereunder and under the International Underwriting Agreement, the issuance and sale of the Private Placement Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of Trust Interests pursuant to the Plan, the entry into and the compliance by the Company and MetLife with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein contemplated have been made or obtained and all such Filings and Approvals are in full force and effect, provided that neither the Company nor MetLife makes any representation or warranty as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters and the International


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
Underwriters; all other Filings and Approvals of or with any court, insurance regulatory agency or other governmental agency or body required to be obtained or made on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Company and MetLife of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan have been so obtained or made and are in full force and effect, except as described in the Prospectus or to the extent that the failure to obtain or make any such Filings and Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not affect the validity, performance of or consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Plan;

                  (q) The Plan has been duly adopted by the required vote of the Board of Directors of MetLife (which adoption complied with the applicable requirements of Section 7312) and submitted to the New York Superintendent of Insurance (the "New York Superintendent") in the manner and accompanied by all information and certificates required by Section 7312 and conforms in all material respects to the requirements of the laws of the State of New York applicable to the conversion of mutual life insurance companies into stock life insurance companies and any rules or regulations of the New York Superintendent in respect thereof, in each case as administered or interpreted by the New York Superintendent (collectively, the "New York Reorganization Laws and Regulations"), and the requirements of all other applicable laws; on January 24, 2000, the New York Superintendent held a public hearing in accordance with the requirements of Section 7312, with regard to which MetLife published such notice as is required to be published by a converting insurer by New York law, for the purpose of receiving comment on whether the New York Superintendent should approve the Plan; the Plan was duly approved on February 7, 2000 by a vote (the "Policyholder Vote") of more than two-thirds of the votes validly cast by Eligible Policyholders (which adoption complied in all material respects with the applicable requirements of Section 7312) and such adoption has not been rescinded or otherwise withdrawn; upon conclusion of the Policyholder Vote a certified copy of the Plan was submitted by MetLife to the New York Superintendent, in the manner and accompanied by all certificates required by
Section 7312; on [ ], 2000 the Superintendent issued an order (subject to appeal) approving the Plan in accordance with the requirements of Section 7312 (the "Superintendent's Order"), which remains unmodified and in full force and effect; no other Approvals are required to be obtained under Section 7312 for the effectiveness of the Plan; a copy of the Plan with the New York Superintendent's approval endorsed thereon has been filed by MetLife in the office of the New York Superintendent and a copy of the Plan certified by the New York Superintendent has been filed by MetLife with the Clerk of New York County pursuant to Section 7312; on the Plan Effective Date, the Plan will become effective in accordance with its terms pursuant to Section 7312, and the Demutualization will be completed in accordance with the Plan and the New York Reorganization Laws and Regulations and the requirements of all other applicable laws; and prior to the First Time of Delivery (as defined in Section
5) each of the actions required to occur and conditions required to be satisfied on or prior to the Plan Effective Date pursuant to the Superintendent's Order or the Plan will have occurred or been satisfied;


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                  (r) Other than Mark Smilow and Patrick Emanuel v. Metropolitan
Life Insurance Company, et al., Mollye E. Rothstein v. Metropolitan Life Insurance Company, et al., Eugenia J. Fiala and Chris Waterson v. Metropolitan Life Insurance Company, et al., Geneva Meloy, et al. v. Metropolitan Life Insurance Company, et al., Leo F. Schor v. Metropolitan Life Insurance Company, et al., and Richard E. Schweinberg v. Metropolitan Life Insurance Company, et al., and any other proceedings of which the Company and MetLife became aware after the date hereof and that have been disclosed in writing to you, there is no legal or governmental proceeding pending or, to the knowledge of the Company and MetLife and as disclosed to you, currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Superintendent's Order or the consummation of the transactions contemplated thereby, the offering of the Shares by the Underwriters and the International Underwriters or the sale of the Private Placement Shares;

                  (s) Other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, MetLife or any of their respective subsidiaries is a party or to which any property of the Company, MetLife or any of their respective subsidiaries is subject which, if determined adversely to the Company, MetLife or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company and MetLife, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (t) The policyholder information booklet mailed to policyholders (the "Policyholder Information Booklet"), as of its date and as of the dates of the public hearing on the Demutualization and the Policyholder Vote, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (u) Neither the Company, MetLife nor any Significant Subsidiary is in violation of any of its Certificate of Incorporation or By-Laws or other organizational instruments or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would have, individually or in the aggregate, a Material Adverse Effect;

                  (v) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors-Demutualization risks-A challenge to the New York Superintendent of Insurance's approval may adversely affect the terms of the demutualization and the market price of our common stock and the equity security units", "Risk

Factors-Dividends and payments on our indebtedness may be affected by limitations imposed on Metropolitan Life Insurance Company and our other subsidiaries", "Risk Factors-Changes in federal income taxation could adversely impact sales of our insurance, annuities and investment products", "The Demutualization", "Business-Regulation", "Business-Competition",
"Business-Legal Proceedings" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                  (w) The pro forma consolidated statement of income and the pro forma consolidated balance sheet and the related notes thereto set forth in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, have been compiled on the pro forma basis described therein, and, in the opinion of the Company and MetLife, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company and MetLife to be reasonable at the time made;

                  (x) The financial statements of MetLife and its consolidated subsidiaries and the balance sheet of the Company, together with the related notes and schedules set forth in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein;

                  (y) Neither the Company, MetLife nor any Significant Subsidiary is and, after giving effect to the offering and sale of the Shares, the issuance and sale of the Private Placement Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance of Trust Interests pursuant to the Plan, the issuance and sale of the Units and the consummation of the Demutualization and the application of the proceeds of the sale of the Shares and the Units as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, although certain separate accounts of MetLife and certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act;

                  (z) Deloitte & Touche LLP, who have certified certain financial statements of the Company and the consolidated financial statements of MetLife and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (aa) Each of the Company and MetLife has reviewed its operations and those of each Significant Subsidiary and any third parties with which the Company, MetLife or any Significant Subsidiary has a material relationship to evaluate the extent to which the business or operations of the Company, MetLife or any Significant Subsidiary will be affected by the Year 2000 Problem. As a result of such review, neither the Company nor MetLife has any reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the business or operations of the Company, MetLife and the Significant Subsidiaries, considered as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

                  (bb) This Agreement and the International Underwriting Agreement and the Stock Purchase Agreements to be entered into in connection with the Private Placements, have been duly authorized, executed and delivered by the Company and MetLife, and the Standstill Agreements to be entered into in connection with the Private Placements have been duly authorized, executed and delivered by the Company;

                  (cc) The Capital Note has been duly authorized by MetLife, and, at the First Time of Delivery (as defined in Section 5 hereof), will have been duly executed by MetLife and delivered to the Company and will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, rehabilitation, liquidation, insolvency, moratorium or other laws affecting creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and the Capital Note will conform to the descriptions thereof in the Prospectus, as amended or supplemented; and

                  (dd) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of [$ ], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this
Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

                  The Company hereby grants to the Underwriters the right to purchase at their election up to 22,822,500 Optional Shares, at the purchase price per share set forth in the paragraph above, for the purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. The Company and MetLife hereby confirm their engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Company and MetLife to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Goldman, Sachs & Co., in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Company and MetLife agree to pay the QIU $10,000 on the closing date for the Firm Shares.

         4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Global Coordinators may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Global Coordinators, through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Global Coordinators at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on April [ ], 2000 or such other time and date as the Global Coordinators and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Global Coordinators in the written notice given by the Global Coordinators of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Global Coordinators and the Company may agree in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(s) hereof, will be delivered at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. The Company and MetLife, jointly and severally, agree with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company and MetLife shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to security holders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule
158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, for the issuance of the Private Placement Shares and for the issuance of the Policyholder Shares pursuant to the Plan, any Stock or securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of the Stock or any such substantially similar securities (other than the Units to be offered and sold concurrently with the initial public offering of the Shares and other than pursuant to employee stock option plans existing on the date of this Agreement and the International Underwriting Agreement), without the prior written consent of the Global Coordinators;

                  (f) To furnish to stockholders of the Company as soon as practicable after the end of the fiscal year in which the Registration Statement becomes effective and each fiscal year thereafter an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to stockholders of the Company consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and (ii) such additional, nonconfidential information concerning the business and financial condition of the Company as you may from time to time reasonably request;

                  (h) To use the net proceeds received by the Company from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement and from the Private Placements in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (i) Prior to or contemporaneously with the First Time of Delivery, to take all actions the Plan requires to have occurred on or prior to the Plan Effective Date;

                  (j) To use their best efforts to list and maintain the listing of, subject to notice of issuance, the Transaction Shares on the Exchange;

                  (k) If the Company elects to rely upon Rule 462(b) to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                  (l) No action has been or, prior to the completion of the distribution of the Shares, will be taken by the Company or MetLife in any jurisdiction outside the United States that would permit a public offering of the Shares, or possession or distribution of the international Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus issued in connection with the offering of the Shares, or any other offering material, in any country or jurisdiction where action for that purpose is required.

         7. The Company and MetLife, jointly and severally, covenant and agree with the several Underwriters that the Company or MetLife will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company and MetLife in connection with the Demutualization and the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws and insurance securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Transaction Shares on the New York Stock Exchange;
(v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) any travel expenses of the Company's or MetLife's officers and employees and any other expenses of the Company or MetLife in connection with attending or hosting meetings with prospective purchasers of the Shares; and (ix) all other costs and expenses incident to the performance of the obligations of the Company and MetLife hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

         8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and MetLife herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and MetLife shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions. The Global Coordinators may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the closing date for the Firm Shares or a closing date for Optional Shares or otherwise.

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement and the Prospectus, and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Debevoise & Plimpton, counsel for the Company and MetLife, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (ii) MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with corporate power and authority to own its property and conduct its business as described in the Prospectus;

                      (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are or (with respect to the Shares being delivered at such Time of Delivery, when paid for in accordance with the terms hereof and of the International Underwriting Agreement) will be fully paid and nonassessable; the Policyholder Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company or the Delaware

         General Corporation Law (the "DGCL"); and the Transaction Shares conform in all material respects to the description of the Stock contained in the Prospectus;

                      (iv) This Agreement and the International Underwriting Agreement and the Stock Purchase Agreements, entered into in connection with the Private Placements, have been duly authorized, executed and delivered by the Company and MetLife, and the Standstill Agreements, entered into in connection with the Private Placements, have been duly authorized, executed and delivered by the Company;

                      (v) The Plan has been duly adopted by the required vote of the Board of Directors of MetLife (which adoption complied with the applicable requirements of Section 7312) and submitted to the New York Superintendent in the manner and accompanied by all information and certificates required by Section 7312; on [ ], 2000, the Superintendent's Order was issued and such Order remains unmodified and is in full force and effect; no other Approvals are required to be obtained under Section 7312 or, to such counsel's knowledge, otherwise under the New York Reorganization Laws and Regulations for the effectiveness of the Plan; the Plan has become effective in accordance with its terms;

                      (vi) The issuance and sale of the Shares by the Company to the Underwriters hereunder and under the International Underwriting Agreement, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the entry into and compliance by the Company and MetLife and with all provisions of this Agreement, the International Underwriting Agreement and the Plan and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of (i) the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws or similar organizational documents of the Company or MetLife, (ii) any agreement or instrument listed as an exhibit to the Registration Statement, or
         (iii) any New York or Federal statute or the DGCL or any rule or regulation known to such counsel of any New York or Federal governmental agency or body having jurisdiction over the Company, MetLife or any Significant Subsidiary or any of their properties, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, adversely affect the validity or performance of this Agreement, the International Underwriting Agreement or the Plan, the Transaction Shares, the Trust Interests or the Units or the creation and operation of the Policyholder Trust pursuant to the Plan, or have a Material Adverse Effect;

                      (vii) Each of the Company, MetLife and each Significant Subsidiary has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, either (a) any law or regulation of the United States or the State of New York or (b) the DGCL for the issuance and sale by the Company of the Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the compliance by the Company and MetLife and with all provisions of this Agreement, the International Underwriting Agreement and the Plan and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals (i) as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Units pursuant to the Units Underwriting Agreement, or (ii) individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan or adversely affect the creation and operation of the Policyholder Trust pursuant to the Plan or adversely affect the Capital Note or would not have a Material Adverse Effect;

                      (viii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Act;

                      (ix) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Risk Factors-Dividends and payments on our indebtedness may be affected by limitations imposed on Metropolitan Life Insurance Company and our other subsidiaries", "Risk Factors-Changes in federal income taxation could adversely impact sales of our insurance, annuities and investment products", "The Demutualization", "Business-Regulation-Insurance regulation", "Business-Regulation-ERISA
         Considerations", "Business-Competition" and "Underwriting" (with respect solely to the description of this Agreement contained therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                      (x) Neither the Policyholder Shares nor the Trust Interests issued pursuant to the Plan nor the Private Placement Shares require registration under the Act;

                      (xi) The Policyholder Trust has been duly created under the laws of Delaware with the power and authority to own property and conduct its business as described in the Prospectus;

                      (xii) The Capital Note has been duly authorized and validly executed and issued by MetLife and, when the Capital Note is delivered by MetLife to the Company against payment therefor, it will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, rehabilitation, liquidation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); the Capital Note will conform to the descriptions thereof in the Prospectus;

                      (xiii) Neither the Company nor MetLife is or, after giving effect to the offering and sale of the Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance of Trust Interests pursuant to the Plan, the issuance and sale of the Units, the consummation of the Demutualization and the application of the proceeds of the sale of the Shares and the Units as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder, although certain separate accounts of MetLife and its subsidiaries are required to register as investment companies under the Investment Company Act; and

                      (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 8(c).

                      Such counsel shall also state that, while they have not themselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in clause (ix) of this Section 8(c), in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Company and MetLife and their independent accountants, but without independent check or verification, no facts have come to their attention which cause them to believe that the Registration Statement (other than the financial statements and schedules and other financial information contained therein, as to which they express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements and schedules and other financial information contained therein, as to which they express no belief), as of its date and as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clauses (vi), (vii) and (xi) of this Section 8(c) involve Delaware law, such counsel has relied with your permission on the opinion of Richards, Layton & Finger, P.A., addressed to the Underwriters.

                  (d) Gary A. Beller, Senior Executive Vice-President and General Counsel of the Company and MetLife, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (ii) MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (iii) The Company has an authorized capitalization as described in the Prospectus, and all of the issued shares of the Stock (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are or (with respect to the Shares being delivered at such Time of Delivery, when paid for in accordance with the terms hereof and of the International Underwriting Agreement) will be fully paid and nonassessable; the Policyholder Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company or the DGCL; and the Transaction Shares conform in all material respects to the description of the Stock contained in the Prospectus;

                      (iv) Each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and is in good standing under the laws of its jurisdiction of organization; and all issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than any lien, encumbrance, equity or claim which would not have a Material Adverse Effect;

                      (v) Each of the Company, MetLife and each Significant Subsidiary has been duly qualified as a foreign corporation or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing, as applicable, would not have a Material Adverse Effect;

                      (vi) Each of MetLife and each Insurance Subsidiary is duly organized and licensed as an insurance company in its jurisdiction of incorporation, and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus, each of MetLife and each Insurance Subsidiary has all other Approvals of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

                      (vii) Each of the Company, MetLife and each Significant Subsidiary has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; all such Approvals and Filings are in full force and effect and, to such counsel's knowledge, neither the Company, MetLife nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife or any such Subsidiary, except as described in the Prospectus or any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

                      (viii) Each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary of MetLife is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus, to such counsel's knowledge, no Broker-Dealer Subsidiary or Investment Advisor Subsidiary has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) such Broker-Dealer Subsidiary or Investment Advisor Subsidiary would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect;

                      (ix) To such counsel's knowledge, other than Mark Smilow and Patrick Emanuel v. Metropolitan Life Insurance Company, et al., Mollye E. Rothstein v. Metropolitan Life Insurance Company, et al., Eugenia J. Fiala and Chris Waterson v. Metropolitan Life Insurance Company, et al., Geneva Meloy, et al. v. Metropolitan Life Insurance Company, et al., Leo F. Schor v. Metropolitan Life Insurance Company, et al., and Richard E. Schweinberg v. Metropolitan Life Insurance Company, et al., and any other proceedings of which such counsel became aware and which are disclosed to you in this opinion, there is no legal or governmental proceeding pending or, to such counsel's knowledge and as disclosed to you, currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Superintendent's Order or the consummation of the transactions contemplated thereby or the offering of the Shares or the Units by the Underwriters and the International Underwriters or the sale of the Private Placement Shares;

                      (x) To such counsel's knowledge, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, MetLife or any Significant Subsidiary is a party or of which any property of the Company, MetLife or any Significant Subsidiary is the subject which, if determined adversely to the Company, MetLife or any Significant Subsidiary, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (xi) This Agreement, the International Underwriting Agreement and the Stock Purchase Agreements, entered into in connection with the Private Placements, have been duly authorized, executed and delivered by the Company and MetLife, and the Standstill Agreements, entered into in connection with the Private Placements, have been duly authorized, executed and delivered by the Company;

                      (xii) The Capital Note has been duly authorized and validly executed and issued by MetLife and when the Capital Note is delivered by MetLife to the Company against payment therefor, it will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, rehabilitation, liquidation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); the Capital Note will conform to the descriptions thereof in the Prospectus;

                      (xiii) No Significant Subsidiary is or, after giving effect to the offering and sale of the Shares, the issuance and sale of the Private Placement Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the consummation of the Demutualization and the application of the proceeds of the sale of the Shares and the Units as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder, although certain separate accounts of MetLife and its subsidiaries are required to register as investment companies under the Investment Company Act;

                      (xiv) The issuance and sale of the Shares by the Company to the Underwriters hereunder and under the International Underwriting Agreement, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the entry into and compliance by the Company and MetLife with all provisions of this Agreement, the International Underwriting Agreement and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, MetLife or any Significant Subsidiary is a party or by which the Company, MetLife or any Significant Subsidiary is bound or to which any of the property or assets of the Company, MetLife or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization or the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan, nor will such action result in any violation of the provisions of (x) the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws or similar organizational documents of the Company, MetLife or any Significant Subsidiary or (y) to such counsel's knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, MetLife or any Significant Subsidiary or any of their properties, in each case the effect of which (other than a violation of the Amended and Restated Certificate of Incorporation or the Amended and Restated ByLaws or similar organizational documents of the Company or MetLife), individually or in the aggregate, would be either to adversely affect the validity or performance of this Agreement, the International Underwriting Agreement or the Plan, the Transaction Shares, the Trust Interests or the Units or the creation and operation of the Policyholder Trust pursuant to the Plan or to have a Material Adverse Effect;

                      (xv) Each of the Company, MetLife and each Significant Subsidiary has made all Filings required to be made, and has obtained all Approvals required to be obtained, under any law or regulation of the United States or any state thereof for the issuance and sale by the Company of the Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the compliance by the Company and MetLife with all provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein or therein contemplated, except for such Filings and Approvals as (i) may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Units pursuant to the Units Underwriting Agreement, or (ii) individually or in the aggregate, would not adversely affect the validity of the Shares or the Policyholder Shares or have a Material Adverse Effect; and all other Filings and Approvals required to be made or obtained on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Company and MetLife of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan have been so obtained and are in full force and effect, except as described in the Prospectus or to the extent that the failure to make any such Filings or to have any such Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Plan or adversely affect the creation and operation of the Policyholder Trust pursuant to the Plan or adversely affect the Capital Note;

                      (xvi) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                      (xvii) The statements set forth in the Prospectus under the captions "Risk Factors-Demutualization risks-A challenge to the New York Superintendent of Insurance's approval may adversely affect the terms of the demutualization and the market price of our common stock and the equity security units" (with respect solely to the description of the laws contained therein), "Business-Regulation-Broker-Dealer and Securities Regulation" and "Business-Regulation-Environmental Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; and

                      (xviii) Such counsel shall also state that while he has not himself checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in clause (xvii) of this Section 8(d), in the course of his review and discussion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Company and MetLife and their independent accountants, but without independent check or verification, no facts have come to his attention which cause him to believe that the Registration Statement (other than the financial statements and schedules and other financial information contained therein, as to which he expresses no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements and schedules and other financial information contained therein, as to which he expresses no belief), as of its date and as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or in the Prospectus which are not described as required; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                      In rendering such opinion, such counsel may state that he is admitted to practice law in the State of New York and that he expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clause (xiv) of this Section 8(d) involve

Delaware law, such counsel has relied with your permission on the opinion of Richards, Layton & Finger, P.A., addressed to the Underwriters. Such counsel may state that, insofar as the opinion rendered above relates to any Significant Subsidiary, such counsel has relied with your permission on the opinion of the General Counsel of such Subsidiary and insofar as the opinion expressed above relates to the Company, MetLife and their subsidiaries (other than the Significant Subsidiaries) and involves the laws of jurisdictions other than New York and the United States, such counsel has not retained local counsel, but has relied with your permission upon the familiarity of other in-house attorneys of MetLife over whom such counsel exercises general supervision with the relevant laws of such jurisdictions. Such counsel may also state that, insofar as such opinions involve matters of fact, he and such in-house attorneys have relied with your permission upon certificates of officers of MetLife and the Significant Subsidiaries.

                  (e) The Company and MetLife will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Global Coordinators reasonably request.

                  (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP, the independent auditors that have audited the consolidated financial statements of MetLife, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto);

                  (g) On the date of the Prospectus at a time prior to the execution of this Agreement, KPMG, the independent auditors that have audited the consolidated financial statements of GenAmerica Corporation, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto);

                  (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP, the independent auditors that have audited the consolidated financial statements of Nvest Companies, L.P., shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex III hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex III(a) hereto);

                  (i) The Underwriters shall have received from Deloitte & Touche LLP (and furnished to you in form and substance satisfactory to you) a review report with respect to "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company", as set forth in the Prospectus, in accordance with Statement on Standards for Attestation Engagement No. 8 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants;

                  (j) Neither the Company nor MetLife nor any Significant Subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the surplus of MetLife or the capital stock of the Company or any increase in the long-term debt of the Company, MetLife and their respective subsidiaries considered as a whole, or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders' equity or results of operations of the Company, MetLife and the Significant Subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Global Coordinators so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company, MetLife or any Significant Subsidiary or the financial strength or claims paying ability of the Company, MetLife, or any of their respective subsidiaries by A.M. Best & Co. or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company, MetLife or any Significant Subsidiary;

                  (l) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Global Coordinators, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Shares, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Global Coordinators makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (m) The Transaction Shares shall have been duly listed, subject to notice of issuance, on the Exchange;

                  (n) The Company and MetLife shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of copies of the Prospectus on the New York Business Day next succeeding the date of this Agreement;

                  (o) The Company and MetLife shall have complied with all conditions to the effectiveness of the Plan, as set forth in the Plan, including but not limited to, receipt of and, where applicable, delivery to the New York Superintendent of, certain favorable rulings from the IRS, favorable opinions from nationally recognized independent tax counsel, a favorable "no-action" letter or exemptive relief from the Commission, a Blue Sky Memorandum, an opinion from the financial advisors to the Company and MetLife and an opinion from a nationally recognized independent actuary, each on matters as described in the Plan, and the transactions described in Section 5.2(e)(i)-(vi) of the Plan shall have occurred;

                  (p) No appeal of the Superintendent's Order or other legal or governmental action challenging the Demutualization or the Plan or the approval thereof or the consummation of the transactions contemplated thereby, the offering of the Shares by the Underwriters and the International Underwriters or the sale of the Private Placement Shares shall have been filed and remain outstanding the effect of which, in the judgment of the Global Coordinators, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (q) The respective closings of the offering of the Units, the offering of the Shares under the International Underwriting Agreement and the Private Placements shall have occurred simultaneously with the closing of the offering of the Shares hereunder and the effectiveness of the Demutualization; and

                  (r) The Company and MetLife shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and MetLife satisfactory to you as to the accuracy of the representations and warranties of the Company and MetLife herein at and as of such Time of Delivery, as to the performance by the Company and MetLife of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as you may reasonably request.

         9. (a) The Company and MetLife will, jointly and severally, indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and MetLife shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Global Coordinators expressly for use therein; provided, further, that neither the Company nor MetLife shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (it being understood that if at the time of any such claim such Underwriter shall certify that it has sent or given the Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Prospectus has been so sent or given unless the Company or MetLife shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by Section 5 of the Act, (ii) the Company or MetLife has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus was corrected by such Prospectus as amended or supplemented.

                  (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company or MetLife, as applicable, and in the case of the Company, its directors and officers who sign the Registration Statement and each person, if any, who controls the Company or MetLife within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company or MetLife may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or MetLife by such Underwriter through the Global Coordinators expressly for use therein; and will reimburse the Company or MetLife, as applicable, for any legal or other expenses reasonably incurred by the Company or MetLife in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and MetLife on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and MetLife on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and MetLife on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or MetLife on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, MetLife and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and MetLife under this
Section 9 shall be in addition to any liability which the Company and MetLife may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act. The obligations of the Underwriters under this

Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or MetLife and to each person, if any, who controls the Company or MetLife within the meaning of the Act.

         10. (a) The Company and MetLife will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (b) Promptly after receipt by the QIU under subsection (a) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to the QIU under such subsection, to the extent the indemnifying party is actually prejudiced. In case any such action shall be brought against the QIU and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the QIU (who shall not, except with the consent of the QIU, be counsel to the Company or MetLife). After notice from the indemnifying party to the QIU of its election so to assume the defense thereof, the indemnifying party shall not be liable to the QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the QIU, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the QIU from all liability arising out of such action or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the QIU.

                  (c) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless Goldman, Sachs & Co., in its capacity as QIU, under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company and MetLife shall contribute to the amount paid or payable by the QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and MetLife on the one hand and the QIU on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection
(b) above, then the Company and MetLife shall contribute to such amount paid or payable by the QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and MetLife on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and MetLife on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and MetLife, as set forth in the table on the cover page of the Prospectus, bear to the fee payable to the QIU pursuant to Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or MetLife on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, MetLife and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d) The obligations of the Company and MetLife under this
Section 10 shall be in addition to any liability which the Company and MetLife may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

         11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company or MetLife and the Underwriters, as provided in Sections 3 and 7 hereof and the indemnity and contribution agreements in Sections 9 and 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. The respective indemnities, agreements, representations, warranties and other statements of the Company and MetLife or their respective officers and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, MetLife or any officer or director or controlling person of the Company or MetLife, and shall survive delivery of and payment for the Shares.

                  Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and MetLife in subsection (a) of Sections 9 and 10 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company or MetLife pursuant to Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or MetLife of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or MetLife when the Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or MetLife, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction not to be against public policy as expressed in the Act. Unless in the opinion of counsel for the Company and MetLife the matter has been settled by controlling precedent, the Company and MetLife will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor MetLife shall then be under any liability to any Underwriter except as provided in Sections 3, 7, 9 and 10 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company and MetLife, jointly and severally, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and MetLife shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 3, 7, 9 and 10 hereof.

         14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Global Coordinators on behalf of you as the Representatives.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as the Representatives in care of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group and Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the QIU shall be delivered or sent by mail or facsimile transmission to the address of Goldman, Sachs & Co. set forth above; and if to the

Company or MetLife shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and MetLife and, to the extent provided in Sections 9 and 12 hereof, the officers and directors of the Company and MetLife and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  The Company and MetLife hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to the Company and MetLife seventeen (17) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and MetLife. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and MetLife for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     MetLife, Inc.

                                     By:
                                        ------------------------------------
                                            Name:
                                            Title:



                                     Metropolitan Life Insurance Company

                                     By:
                                        ------------------------------------
                                            Name:
                                            Title:

Accepted and Agreed to as of the date hereof:

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Banc of America Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Conning & Company
Fox-Pitt, Kelton Inc.
J.P. Morgan Securities Inc.
Santander Investment Securities Inc.
Utendahl Capital Partners, L.P.
Warburg Dillon Read LLC


Credit Suisse First Boston Corporation

By:
   ------------------------------------
       Name:
       Title:


Goldman, Sachs & Co.

By:
   ------------------------------------
       (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                   NUMBER OF
                                                                    OPTIONAL
                                                                  SHARES TO BE
                                                TOTAL NUMBER OF   PURCHASED IF
                                                  FIRM SHARES    MAXIMUM OPTION
                     UNDERWRITER                TO BE PURCHASED    EXERCISED
                 --------------------           ---------------  --------------
Credit Suisse First Boston Corporation...
Goldman, Sachs & Co......................
Banc of America Securities LLC...........
Donaldson, Lufkin & Jenrette Securities
                     Corporation.........
Lehman Brothers Inc. ....................
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated........
Morgan Stanley & Co. Incorporated .......
Salomon Smith Barney Inc.................
Conning & Company........................
Fox-Pitt, Kelton Inc.....................
J.P. Morgan Securities Inc...............
Santander Investment Securities Inc......
Utendahl Capital Partners, L.P...........
Warburg Dillon Read LLC..................
Total....................................          152,150,000    22,822,500

                                                                       EXHIBIT A

                            SIGNIFICANT SUBSIDIARIES


                           GenAmerica Corporation (MO)

                  General American Life Insurance Company (MO)

                 Reinsurance Group of America, Incorporated (MO)

                     New England Life Insurance Company (MA)

                           Nvest Companies, L.P. (DE)

            Metropolitan Property and Casualty Insurance Company (RI)

                 State Street Research & Management Company (DE)

                                                                         ANNEX I

                  Pursuant to Section 8(f) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Underwriters to the effect that:

                         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made an examination or a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, management's discussion and analysis and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished separately to the Representatives of the Underwriters and are attached hereto;

                         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements of the Company for such five fiscal years;



                                      A-I-1

                         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                              (A) (i) the unaudited consolidated statements of
               income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                              (B) any other unaudited income statement data and
               balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                              (C) the unaudited financial statements which were
               not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;



                                      A-I-2

                              (D) any unaudited pro forma consolidated condensed
               financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                              (E) as of a specified date not more than three
               days prior to the date of such letter, there have been any increase in the consolidated short-term or long-term debt of, or guaranteed by, or liability for future policyholder benefits and claims of, the Company and its subsidiaries, or interest maintenance, investment or asset valuation reserves, or investments in mortgage loans or real estate, or any decreases in consolidated total surplus or unassigned funds (surplus), investments in subsidiaries or common stock of subsidiaries, any changes in the consolidated capital stock or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                              (F) for the period from the date of the latest
               financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated total premiums, annuity considerations and fund deposits, or net gain from operations, net income or other items specified by the Representatives, or any increases in benefits and claims paid or surrenders and withdrawals paid, or any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                        (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts,


                                      A-I-3
         percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                      A-I-4

                                                                        ANNEX II

                  Pursuant to Section 8(g) of the Underwriting Agreement, KPMG shall furnish letters to the Underwriters to the effect that:

                         (i) They are independent certified public accountants with respect to MetLife and GenAmerica Corporation and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                         (ii) They have performed certain enumerated procedures which were agreed to by the Management of MetLife solely to assist the specified users in their evaluation of certain financial information of GenAmerica Corporation and its subsidiaries included in the Prospectus;

                         (iii) The agreed-upon procedures were performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the agreed-upon procedures is solely the responsibility of the specified users of the report. Consequently, they make no representation regarding the sufficiency of the procedures described in the letter either for the purpose for which the report has been requested or for any other purpose;

                         (iv)  The agreed upon procedures were as follows:

                               (A) They compared the information in the
                  Prospectus with the GenAmerica Corporation audited financial statements for the period indicated;

                               (B) They compared the information in the
                  Prospectus to the accounting records of GenAmerica Corporation, or to schedules derived directly from such accounting records by analysis or computation;

                               (C) They recomputed and validated information
                  found in the Prospectus using numbers or percentages found in the GenAmerica Corporation audited financial statements; and

                               (D) They recomputed and validated information
                  found in the Prospectus using numbers or percentages found in the accounting records of GenAmerica Corporation;

                         (v) They were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the specified elements, accounts or items. Accordingly, they do not express such an opinion. Had they performed additional procedures, other matters might have come to their attention that would have been reported; and


                                     A-II-1

                         (vi) The report is intended solely for the information and use of the specified users and is not intended to be and should not be used by anyone other than the specified parties, except that reference may be made to it in this Agreement or in the International Underwriting Agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.


                                     A-II-2

                                                                       ANNEX III

                  Pursuant to Section 8(h) of the Underwriting Agreement, PricewaterhouseCoopers LLP shall furnish letters to the Underwriters to the effect that:

                         (i) They are independent certified public accountants with respect to Nvest Companies, L.P. and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                         (ii) They have performed certain enumerated procedures which were agreed to by the Management of MetLife solely to assist the specified users in their evaluation of certain audited financial information of Nvest Companies, L.P. and its subsidiaries included in the Prospectus;

                         (iii) The agreed-upon procedures were performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the agreed-upon procedures is solely the responsibility of the specified users of the report. Consequently, they make no representation regarding the sufficiency of the procedures described in the letter either for the purpose for which the report has been requested or for any other purpose;

                         (iv)  The agreed upon procedures were as follows:

                               (A) They compared the information in the
                  Prospectus with the Nvest Companies, L.P. audited financial statements for the period indicated;

                               (B) They compared the information in the
                  Prospectus to the accounting records of Nvest Companies, L.P., or to schedules derived directly from such accounting records by analysis or computation;

                               (C) They compared the information in the
                  Prospectus to the "Assets Under Management" database of Nvest Companies, L.P., or to schedules derived directly from such database by analysis or computation;

                               (D) They recomputed and validated information
                  found in the Prospectus using numbers or percentages found in the Nvest Companies, L.P. audited financial statements;

                               (E) They recomputed and validated information
                  found in the Prospectus using numbers or percentages found in the accounting records of Nvest Companies, L.P.; and

                               (F) They recomputed and validated information
                  found in the Prospectus using numbers or percentages found in the "Assets Under Management" database of Nvest Companies, L.P.;


                                     A-III-1

                         (v) They were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the specified elements, accounts or items. Accordingly, they do not express such an opinion. Had they performed additional procedures, other matters might have come to their attention that would have been reported; and

                         (vi) The report is intended solely for the information and use of the specified users and is not intended to be and should not be used by anyone other than the specified parties, except that reference may be made to it in this Agreement or in the International Underwriting Agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                     A-III-2

                                  METLIFE, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)
                               ------------------

                             UNDERWRITING AGREEMENT
                             (INTERNATIONAL VERSION)

                                                                       [ ], 2000



Credit Suisse First Boston (Europe) Limited
One Cabot Square
London, England E14 4QJ

Goldman Sachs International
Peterborough Court
133 Fleet Street
London, England EC4A 2BB

Bank of America International Limited
Donaldson, Lufkin & Jenrette International
Lehman Brothers International (Europe)
Merrill Lynch International
Morgan Stanley & Co. International Limited
Salomon Brothers International Limited
BSCH Bolsa, Sociedad de Valores, S.A.
Credit Lyonnais Securities
Fox-Pitt, Kelton N.V.
J.P. Morgan Securities Ltd.
UBS AG, acting through its division, Warburg Dillon Read

c/o Credit Suisse First Boston (Europe) Limited
    Goldman Sachs International

As representatives of the several Underwriters named in Schedule I hereto
    (the "Representatives")

Ladies and Gentlemen:

                  MetLife, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 26,850,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 4,027,500 additional shares (the "Optional Shares") of common stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

                  Concurrently with the initial public offering of the Shares, the Company and MetLife Capital Trust I, a Delaware statutory business trust sponsored by the Company, are offering 20,000,000 |X| % Equity Security Units (the "Firm Units") and, at the election of the underwriters of such offering, up to 3,000,000 additional Equity Security Units (the "Optional Units" and, together with the Firm Units, the "Units") by means of a separate prospectus and pursuant to a separate underwriting agreement (the "Units Underwriting Agreement").

                  In addition, affiliates of Banco Santander Central Hispano, S.A. and Credit Suisse Group, respectively, have agreed, pursuant to the Stock Purchase Agreements, dated March [ ], 2000, among the Company, MetLife (as defined below) and [ ] and [ ], respectively, that they will purchase [ ] and [ ] shares of the Stock, respectively (the "Private Placement Shares"), in private placements (the "Private Placements") that will close concurrently with the initial public offering and the offering of the Units.

                  The Shares, the Private Placement Shares and the Units are being issued in connection with the reorganization of Metropolitan Life Insurance Company, a New York mutual life insurance company ("MetLife"), into a New York stock life insurance company pursuant to MetLife's Plan of Reorganization, as adopted by the Board of Directors of MetLife on September 28, 1999, and subsequently amended and restated (as so amended and restated, the "Plan"), in accordance with the requirements of Section 7312 of the New York Insurance Law ("Section 7312"). Upon effectiveness of the Plan, MetLife will become a direct, wholly-owned subsidiary of the Company. Pursuant to the Plan, the Policyholders' Membership Interests (as defined in the Plan) shall be extinguished and Eligible Policyholders (as defined in the Plan) shall be entitled to receive, in exchange for their Policyholders' Membership Interests, shares of MetLife common stock (the "MetLife Shares"), to be held through the MetLife Policyholder Trust (the "Policyholder Trust"), cash or Policy Credits (as defined in the Plan). The Trust Eligible Policyholders (as defined in the
Plan) shall be issued an aggregate number of interests in the Policyholder Trust equal to the number of MetLife Shares issued to the Policyholder Trust and shall thereby become Trust Beneficiaries (as defined in the Plan). The Policyholder Trust shall then exchange the

MetLife Shares for an equal number of shares of Stock (the "Company Shares"). MetLife shall surrender to the Company, and the Company shall cancel, all of the remaining Company Shares previously issued by the Company to MetLife.

                  Concurrently with the initial public offering, the offering of the Units and the Private Placements, MetLife will issue to the Company a $1 billion |X| % Capital Note due 2005 (the "Capital Note").

                  It is understood and agreed to by all parties that the Company and MetLife are concurrently entering into an agreement, a copy of which is attached hereto (the "U.S. Underwriting Agreement"), providing for the offering by the Company of up to a total of 174,972,500 shares of Stock (the "U.S. Shares"), including the overallotment option thereunder, through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Credit Suisse First Boston Corporation and Goldman, Sachs & Co. are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the closing under this Agreement is hereby conditioned on the closings under the U.S. Underwriting Agreement and the Units Underwriting Agreement and the closings of the Private Placements. The Underwriters hereunder and the U.S. Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the U.S. Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 hereof, and except as the context may otherwise require, references hereinafter to the Shares shall include all of the shares of the Stock which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

                  In addition, this Agreement incorporates by reference certain provisions from the U.S. Underwriting Agreement (including the related definitions of terms, which are also used elsewhere herein) and, for purposes of applying the same, references (whether in these precise words or their equivalent) in the incorporated provisions to the "Underwriters" shall be to the Underwriters hereunder, to the "Shares" shall be to the Shares hereunder as just defined, to "this Agreement" (meaning therein the U.S. Underwriting Agreement) shall be to this Agreement (except where this Agreement is already referred to or as the context may otherwise require) and to the representatives of the Underwriters or to Credit Suisse First Boston Corporation and Goldman, Sachs & Co. shall be to the addressees of this Agreement and to Credit Suisse First Boston (Europe) Limited ("CSFBL") and Goldman Sachs International ("GSI"), and, in general, all such provisions and defined terms shall be applied mutatis mutandis as if the incorporated provisions were set forth in full herein having regard to their context in this Agreement as opposed to the U.S. Underwriting Agreement.

         1. The Company and MetLife hereby, jointly and severally, make with the Underwriters the same representations, warranties and agreements as are set forth in Section 1 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of [$ ], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

                  The Company hereby grants to the Underwriters the right to purchase at their election up to 4,027,500 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by CSFBL and GSI of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus and in the forms of Agreement among Underwriters (International Version) and Selling Agreements, which have been previously submitted to the Company and MetLife by you. Each Underwriter hereby makes to and with the Company and MetLife the representations and agreements of such Underwriter as a member of the selling group contained in Sections 3(d) and 3(e) of the form of Selling Agreements.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as CSFBL and GSI may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to CSFBL and GSI, through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to CSFBL and GSI at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on April [ ], 2000 or such other time and date as CSFBL, GSI and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by CSFBL and GSI in the written notice given by CSFBL and GSI of the Underwriters' election to purchase such Optional Shares, or such other time and date as CSFBL, GSI and the Company may agree in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 of the U.S. Underwriting Agreement, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(r) of the U.S. Underwriting Agreement, will be delivered at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company and MetLife, jointly and severally, hereby make to the Underwriters the same agreements as are set forth in Section 6 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         6. The Company and the Underwriters hereby agree with respect to certain expenses on the same terms as are set forth in Section 7 of the U.S. Underwriting Agree ment, which Section is incorporated herein by this reference.

         7. Subject to the provisions of the Agreement between Syndicates, the obligations of the Underwriters hereunder shall be subject, in their discretion, at each Time of Delivery, to the condition that all representations and warranties and other statements of the Company and MetLife herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and MetLife shall have performed all of its obligations hereunder theretofore to be performed, and additional conditions identical to those set forth in Section 8 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference. The CSFBL and GSI may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the closing date for the Firm Shares or a closing date for Optional Shares or otherwise.

         8. (a) The Company and MetLife will, jointly and severally, indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and MetLife shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue state ment or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through CSFBL and GSI expressly for use therein; provided, further, that neither the Company nor MetLife shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (it being understood that if at the time of any such claim such Underwriter shall certify that it has sent or given the Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Prospectus has been so sent or given unless the Company or MetLife shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by Section 5 of the Act,

(ii) the Company or MetLife has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus was corrected by such Prospectus as amended or supplemented.

         (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company or MetLife, as applicable, and in the case of the Company, its directors and officers who sign the Registration Statement and each person, if any, who controls the Company or MetLife within the meaning of
Section 15 of the Act against any losses, claims, damages or liabilities to which the Company or MetLife may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or MetLife by such Under writer through CSFBL and GSI expressly for use therein; and will reimburse the Company or MetLife, as applicable, for any legal or other expenses reasonably incurred by the Company or MetLife in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and MetLife on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and MetLife on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and MetLife on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Under writers with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or MetLife on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, MetLife and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and MetLife under this Section 8 shall be in addition to any liability which the Company and MetLife may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act. The obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or MetLife and to each person, if any, who controls the Company or MetLife within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company or MetLife and the Underwriters, as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and MetLife or their respective officers and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, MetLife or any officer or director or controlling person of the Company or MetLife, and shall survive delivery of and payment for the Shares.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and MetLife in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 of the U.S. Underwriting Agreement incorporated by reference herein and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company or MetLife pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or MetLife of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or MetLife when the Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or MetLife, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction not to be against public policy as expressed in the Act. Unless in the opinion of counsel for the Company and MetLife the matter has been settled by controlling precedent, the Company and MetLife will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor MetLife shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company and MetLife, jointly and severally, will reimburse the Underwriters through CSFBL and GSI for all out-of-pocket expenses approved in writing by CSFBL and GSI, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and MetLife shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by CSFBL and GSI on your behalf.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Credit Suisse First Boston (Europe) Limited, One Cabot Square, London, England E14 4QJ,
Attention: [ ] and Goldman Sachs International, Peterborough Court, 133 Fleet Street, London, England EC4A 2BB, Attention: Equity Capital Markets, Telex No. 94012165, facsimile transmission No. (071) 774-1550; and if to the Company or MetLife shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by CSFBL or GSI upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  The Company and MetLife hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to the Company and MetLife seventeen (17) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and MetLife. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (International Version), the form of which shall be submitted to the Company and MetLife for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                               Very truly yours,

                               MetLife, Inc.

                               By:
                                   ---------------------------------------------
                                      Name:
                                      Title:



                               Metropolitan Life Insurance Company

                               By:
                                   ---------------------------------------------
                                      Name:
                                      Title:

Accepted and Agreed to as of the date hereof:

Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Bank of America International Limited
Donaldson, Lufkin & Jenrette International
Lehman Brothers International (Europe)
Merrill Lynch International
Morgan Stanley & Co. International Limited
Salomon Brothers International Limited
BSCH Bolsa, Sociedad de Valores, S.A.
Credit Lyonnais Securities
Fox-Pitt, Kelton N.V.
J.P. Morgan Securities Ltd.
UBS AG, acting through its division, Warburg Dillon Read


Credit Suisse First Boston (Europe) Limited

By:
    -----------------------------------------
       Name:
       Title:


Goldman Sachs International

By:
    -----------------------------------------
               (Attorney-in-fact)

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                               NUMBER OF OPTIONAL
                                                                                  SHARES TO BE
                                                  TOTAL NUMBER OF                 PURCHASED IF
                                                    FIRM SHARES                  MAXIMUM OPTION
                     UNDERWRITER                  TO BE PURCHASED                  EXERCISED
                    -------------                 ---------------              ------------------
Credit Suisse First Boston (Europe) Limited...
Goldman Sachs International...................
Bank of America International Limited.........
Donaldson, Lufkin & Jenrette International ...
Lehman Brothers International (Europe)........
Merrill Lynch International...................
Morgan Stanley & Co. International Limited ...
Salomon Brothers International Limited........
BSCH Bolsa, Sociedad de Valores, S.A..........
Credit Lyonnais Securities....................
Fox-Pitt, Kelton N.V..........................
J.P. Morgan Securities Ltd....................
UBS AG, acting through its division,
     Warburg Dillon Read......................
Total.........................................      26,850,000                        4,027,500